UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 2, 2018

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.
Zillow Group, Inc. (“Zillow Group”) today issued a press release announcing its financial results for the fiscal quarter ended June 30, 2018. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 and accompanying supporting tables as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events
On August 6, 2018, Zillow Group announced that its wholly owned subsidiary, ZGM Holdco, Inc., has entered into a definitive agreement to acquire Mortgage Lenders of America, L.L.C. (“MLOA”), a national mortgage lender headquartered in Overland Park, Kansas. The purchase agreement contains customary representations, warranties and covenants of the parties as well as conditions to closing, including, among other things, the receipt of certain third-party consents and governmental approvals and the absence of a material adverse effect on MLOA. Zillow Group currently expects the transaction to close in the fourth quarter of 2018. Financial terms of the deal were not disclosed.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve risks and uncertainties. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” or the negative or plural of these words or similar expressions. Differences may result from actions taken by Zillow Group, as well as from risks and uncertainties beyond the company’s control, including the satisfaction of conditions precedent to the closing of Zillow Group’s acquisition of MLOA. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 and in the company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated August 6, 2018 entitled “Zillow Group Second Quarter 2018 Revenue Increased 22% Year-over-Year” issued by Zillow Group, Inc. on August 6, 2018.

99.2	Supplement entitled “Reported Consolidated Results” issued by Zillow Group, Inc. on August 6, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2018	ZILLOW GROUP, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer